Shareholders Agreement
Variation Agreement 1

Date

23 rd / December / 2020

day month year

Parties

BETWEEN PENAO Pty Ltd (**PENAO**)

ACN: 634 333 387
Rupert Myers Building
South Wing, Level 1, Gate 14, Barker Street
UNSW Sydney NSW 2052
Contact: Vincent Ruffles
Email address: v.ruffles@unsw.edu.au

AND NewSouth Innovations Pty Ltd (**NSi** / **Shareholder**)
ACN: 000 263 025
Rupert Myers Building
South Wing, Level 1, Gate 14, Barker Street
UNSW Sydney NSW 2052
Contact: director, Knowledge Exchange
Email address: contracts.manager.kex@unsw.edu.au

AND Beroni Group Limited (**Beroni** /**Shareholder**)
ACN: 613 077 526
Suite 401
Level 4, 446 Kent Street
Sydney NSW 2000
Contact: Peter Wong
Email address: peter.wong@beronigroup.com

Background

A. NSi and Beroni as the Shareholders hold all of the issue shares in PENAO. The Shareholders and PENAO entered into a Shareholders Agreement which was fully executed on or about 5 July 2019 (**Shareholders Agreement**).

B. Beroni wishes to subscribe for and be issued additional shares in PENAO and the Parties wish to vary the Shareholders Agreement as set out in the Schedule (the **Variations**).

C. The Parties acknowledge that this Variation Agreement satisfies all requirements in the Shareholders Agreement for a legally binding variation.

Operation Provisions

1. INTERPRETATION

1.1 Definitions

In this Variation Agreement, unless the contrary intention appears:

(a) a word or expression defined or referred to in the Shareholders Agreement has the meaning given to it in the Shareholders Agreement;

(b) **Convertible Note** means a note convertible into fully paid Shares issue pursuant to clause 3.3 of this Agreement and the Convertible Note Agreement;

(c) **Convertible Note Agreement** means the agreement titled 'Convertible Note Agreement' between PENAO and NSi of or about the date of this Agreement;

(d) **Effective Date** means the date that the last Party executes this Variation Agreement, provided that the Convertible Note Agreement has also been fully executed;

(e) **Parties** means the parties to this Variation Agreement, and "**Party**" means one of them;

(f) **Schedule** means the Schedule to this Variation Agreement; and

(g) **Variation Agreement** means this agreement of variation, including all schedules to it.

2. AMENDMENT AND AFFIRMATION

2.1 Amendments to the Shareholders Agreement

On and with effect from the Effective Date, this Agreement is binding and the Shareholders Agreement is hereby varied as specified in the Schedule.

2.2 Affirmation of Shareholders Agreement

(a) The Parties confirm that the Conditions Precedent specified in the Shareholders Agreement were duly met. The Parties affirm in all other respects the covenants and conditions in the Shareholders Agreement as varied by this Variation Agreement.

(b) The Shareholders Agreement, as varied by this Variation Agreement, comprises the entire agreement between the Parties.

(c) The Parties acknowledge and agree that the Shareholders Agreement as varied by this Variation Agreement is and continues to be in full force and effect.

3. SUBSCRIPTION AND CONVERTIBLE NOTES

3.1 Beroni Subscription

In accordance with Schedule 5 of the Shareholders Agreement, as amended:

(a) Beroni hereby subscribes for 65,000 Shares (**Subscription Shares**) in PENAO and agrees to pay $300,000 (**Subscription Monies**) in addition to the $350,000 already paid in 2020;

(b) Beroni will pay the Subscription Monies by electronic funds transfer to an account nominated by PENAO by 31 December 2020;

(c) Upon payment of the Subscription Monies, PENAO will do all things required to promptly issue the Subscription Shares.

3.2 Beroni Future Subscription & Call Option

For the avoidance of doubt:

(a) following achievement of each milestone (2 – 7c), Beroni will pay to PENAO the relevant 'Amount to be paid by Beroni' and will be issued the 'Shares to be issued – Beroni' as specified in Schedule 5 of the Shareholders Agreement, as amended;

(b) Beroni retains the rights to acquire Shares from NSi in accordance with Item 3.4 of Schedule 5 of the Shareholders Agreement, as amended by 'Variation 2' in the Schedule to this Agreement.

3.3 NSi Shares and Convertible Notes

In accordance with Schedule 5 of the Shareholders Agreement, as amended:

(a) PENAO will issue to NSi, upon issuing the Subscription Shares to Beroni in accordance with clause 3.1(c):

i. 9,000 fully paid Shares; and

ii. a Convertible Note convertible into 88,500 fully paid Shares, pursuant to the Convertible Note Agreement.

(b) Upon each issue of Shares to Beroni as specified in clause 3.2(a), PENAO will issue to NSi:

i. that number of fully paid Shares correlating to the 'Shares to be issued – NSi - Shares' for that milestone (2 – 7c) as specified in Schedule 5 of the Shareholders Agreement, as amended;

ii. a Convertible Note convertible pursuant to the Convertible Note Agreement convertible into that number of fully paid Shares specified under 'Notes to be

Issued – NSi Notes' for the relevant milestone, (2 – 7c) as specified in Schedule 5 of the Shareholders Agreement, as amended.

3.4 Consent to Issue

The Parties acknowledge and agree that the Shares and Convertible Notes to be issued in accordance with this clause 3 are approved and issued in accordance with the requirements of the Constitution and the Shareholders Agreement.

4. CONSIDERATION

In consideration of the Parties entering into this Shareholders Agreement, each Party agrees and acknowledges that the amendments to the Shareholders Agreement are of mutual benefit to each of them.

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and warranties of each Party

Each Party represents and warrants that:

(a) (**power**) it has full legal capacity and power to enter into this document and to carry out the transactions that this document contemplates; and

(b) (**document effective**) this document constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors' rights generally), subject to any necessary stamping or registration.

6. GENERAL

6.1 Further Variation

The parties acknowledge and agree that this Agreement may be varied to further increase the Beroni holding upon additional investment. The Parties may only vary this Variation Agreement by agreement in writing.

6.2 Entire Agreement

The Parties agree that the Shareholders Agreement, as varied by this Variation Agreement, constitutes the entire agreement between the Parties in relation to this subject matter.

6.3 Counterparts

This Variation Agreement may be executed in any number of counterparts all of which taken together constitute one instrument.

6.4 Electronic Signature

If a Party signs this Variation Agreement using an Electronic Signature, the other Parties:

(a) agree to enter into this Variation Agreement in electronic form;

(b) consent to that Party signing the Variation Agreement using an Electronic Signature; and

(c) agree that a counterpart may be electronic and signed using an Electronic Signature.

For the purpose of this clause 5.4, "Electronic Signature" means an electronic method of signing that identifies the person and indicates their intention to sign the Variation Agreement.

6.5 Governing law and jurisdiction

This Variation Agreement is governed by the laws of the state of New South Wales, Australia and each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and of the Commonwealth of Australia.

Signing Page

EXECUTED for **PENAO Pty Ltd** by an authorised officer in the presence of

Signature of officer

Dr Peter French

Name of officer (print)

Chairman

Office held

Signature of witness

Lesley Moon

Name of witness (print)

23/12/2020

Date

This page is signed on the basis that it is an extract from the Variation Agreement 1 (as identified in the footer below), for signature by separate counterparts as an electronic document and conditional upon this separately signed page being incorporated into a complete and bound copy by PENAO Pty Ltd which contains the same terms and conditions signed by all other requisite parties.

Signing Page

SIGNED for **NewSouth Innovations Pty Ltd** by an authorised officer in the presence of

Signature of witness

Dax Kukulj

Name of witness (print)

21 December 2020

Date

←

Signature of officer

Eliathamby Ambikairajah

Name of officer (print)

Director

Office held

This page is signed on the basis that it is an extract from the Variation Agreement 1 (as identified in the footer below), for signature by separate counterparts as an electronic document and conditional upon this separately signed page being incorporated into a complete and bound copy by PENAO Pty Ltd which contains the same terms and conditions signed by all other requisite parties.

Signing Page

SIGNED for **Beroni Group Limited** by an authorised officer in the presence of

Signature of officer

Signature of witness

Boqing Zhang

Name of officer (print)

Qianru Wang

Name of witness (print)

Chairman

Office held

22 December 2020

Date

This page is signed on the basis that it is an extract from the Variation Agreement 1 (as identified in the footer below), for signature by separate counterparts as an electronic document and conditional upon this separately signed page being incorporated into a complete and bound copy by PENAO Pty Ltd which contains the same terms and conditions signed by all other requisite parties.

Schedule - Variations to the Shareholders Agreement

Variation 1 – Payment Table

The table in Schedule 5 Item 3.1 (Share Issues – Payment by Beroni) on page 32 of the Shareholders Agreement is deleted and replaced by the text and table on the following pages titled 'PENAO Shareholders' Agreement Milestone Payment Revisions'.

Variation 2 – Beroni Call Option

Item 3.4 (Rights of Beroni) in Schedule 5 of the Shareholders Agreement is deleted and replaced by the following (Note underlined indicates added wording):

3.4 Rights of Beroni

NSi and each Creator Shareholder grants Beroni (or its nominee) an option to purchase such number of the Shares held by NSi and the Creator Shareholders (on a pro rata basis to be determined by NSi) as constitutes 11% of the share capital of the Company for $5,500,000 **(Call Option).** The Call Option may be exercised by written notice to NSi and the Creator Shareholders at any time during the period:

(a) commencing on the Company achieving 50% enrolment in a Phase II trial; and

(b) ending two months after such trial has been completed and a study completion report has been provided to the Company.

If NSi holds Convertible Notes at a time Beroni exercises the Call Option then NSi may convert such number of Convertible Notes into Shares issuable to Beroni to satisfy the Call Option.

Variation 3 – Conditions Precedent

Item 1 of Schedule 3 of the Shareholders Agreement is deleted.

The Parties agree that NSi and the Company will enter into the License Agreement within 45 days of the date of execution of this Variation Agreement.

The Parties confirm that Item 2 of Schedule 3 of the Shareholders Agreement has previously been achieved.

PENAO Shareholders' Agreement Milestone Payment Revisions

Schedule 5 Item 3.1 (Share Issues – Payment by Beroni) on page 32

3.1 Payment by Beroni

In order to reimburse the Company for costs incurred in achieving the milestones, and to support the Company's activities and contribute to the operating capital, Beroni must pay the Company the following amounts within 7 Business Days after the achievement of each of the below milestones and the Company must issue the Shares, as follows:

Version 21 Dec 2020

#	Milestone	Estimated date	Amount to be paid by Beroni	Shares to be issued: Beroni	Shares to be issued: NSi - Shares	Total Shares to be issued	Notes to be issued: NSi - Notes	Notes to be issued: NSi Shares + Notes
0	Provided under term sheet with Cystemix	received	$400,000	40,000	60,000	100,000	0	60,000
	Progress payments to PENAO	March, June, August 2020	$350,000	35,000	0	35,000	52,500	52,500
1	Revision to Shareholders Agreement and enter Convertible Notes Agreement	31-Dec-20	$300,000	30,000	9,000	39,000	36,000	45,000
2	Initiation of drug manufacturing campaign with an approved contract manufacturing organisation	1-Mar-21	$1,300,000	130,000	83,115	213,115	111,885	195,000
3	China NMPA engagement	1-Jun-21	$1,500,000	150,000	95,902	245,902	129,098	225,000
4	Progress payment	1-Sep-21	$1,000,000	100,000	63,934	163,934	86,066	150,000
5	Contract Research Organisation engagement	1-Dec-21	$1,000,000	100,000	63,934	163,934	86,066	150,000
6	Clinical Study Site Initiation	1-Mar-22	$1,000,000	100,000	63,934	163,934	86,066	150,000
7a	Progress payment	1-Jun-22	$1,000,000	100,000	63,934	163,934	86,066	150,000
7b	Progress payment	1-Sep-22	$1,000,000	100,000	63,934	163,934	86,066	150,000

7c	Progress payment	1-Dec-22	$1,000,000	100,000	63,934	163,934	86,066	150,000
	TOTAL		**$9,850,000**	**985,000**	**631,621**	**1,616,621**	**845,879**	**1,477,500**
	Proportion of shareholding			60.93%	39.07%			